Mortgage Servicing Assets - Estimated Amortization Expense (Detail) (Mortgage Servicing Assets [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Mortgage Servicing Assets [Member]
Finite-Lived Intangible Assets [Line Items]
2015	$ 489
2016	424
2017	358
2018	292
2019	226
Thereafter	283
Total	$ 2,072	$ 2,356	$ 2,394	$ 2,142